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                                  EXHIBIT 15(d)
                    Revised Schedule A to Servicing Agreement


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                                                         Dated: February 5, 1999


                                   Schedule A
                                     to the
                       Servicing Agreement With Respect To
                Distribution Assistance and Shareholder Services
                        between BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)
                      and Branch Banking and Trust Company


Name of the Fund                            Compensation*
----------------                            -------------
BB&T U.S. Treasury Money Market Fund    Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T U.S. Treasury Money Market Fund's
                                        Class A Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.

BB&T Short-Intermediate U.S.            Annual rate of twenty-five
Government Income Fund                  one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Short-Intermediate U.S. Government
                                        Income Fund's Class A Shares held of
                                        record by the Participating Organization
                                        from time to time on behalf of
                                        Customers.

BB&T Intermediate U.S. Government       Annual rate of twenty-five
Bond Fund                               one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Intermediate U.S. Government Bond
                                        Fund's Class A Shares held of record by
                                        the Participating Organization from time
                                        to time on behalf of Customers.

BB&T Growth and Income Stock Fund       Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Growth and Income Stock Fund's
                                        Class A Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.


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
BB&T North Carolina Intermediate        Annual rate of twenty-five
Tax-Free Fund                           one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T North Carolina Intermediate
                                        Tax-Free Fund's Class A Shares held of
                                        record by the Participating Organization
                                        from time to time on behalf of
                                        Customers.

BB&T Balanced Fund                      Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Balanced Fund's Class A Shares held
                                        of record by the Participating
                                        Organization from time to time on behalf
                                        of the Customers.

BB&T Small Company Growth Fund          Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Small Company Growth Fund's Class A
                                        Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.

BB&T International Equity Fund          Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T International Equity Fund's Class A
                                        Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of customers.

BB&T Capital Manager Conservative       Annual rate of twenty-five
Growth Fund                             one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Capital Manager Conservative Growth
                                        Fund's Class A Shares held of record by
                                        the Participating Organization from time
                                        to time on behalf of customers.

BB&T Capital Manager Moderate Growth    Annual rate of twenty-five
Fund                                    one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Capital Manager Moderate Growth
                                        Fund's Class A Shares held of record by
                                        the Participating Organization from time
                                        to time on behalf of customers.


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
BB&T Capital Manager Growth Fund        Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Capital Manager Growth Fund's Class
                                        A Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of customers.

BB&T Prime Money Market Fund            Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Prime Money Market Fund's Class A
                                        Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.

BB&T Large Company Growth Fund          Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Large Company Growth Fund's Class A
                                        Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.

BB&T South Carolina Intermediate        Annual rate of twenty-five
Tax-Free Fund                           one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T South Carolina Intermediate
                                        Tax-Free Fund's Class A Shares held of
                                        record by the Participating Organization
                                        from time to time on behalf of
                                        Customers.

BB&T Virginia Intermediate Tax-Free     Annual rate of sixty one-hundredths of
Fund                                    one percent (.60%) of the average daily
                                        net asset value of the BB&T Virginia
                                        Intermediate Tax-Free Fund's Class A
                                        Shares held of record by the
                                        Participating Organization from time to
                                        time on behalf of Customers.

BB&T Equity Index Fund                  Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the average daily net asset value of the
                                        BB&T Equity Index Fund's Class A Shares
                                        held of record by the Participating
                                        Organization from time to time on behalf
                                        of Customers.


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
BB&T Intermediate Corporate Bond Fund   Annual rate of sixty one-hundredths of
                                        one percent (.60%) of the average daily
                                        net asset value of the BB&T Intermediate
                                        Corporate Bond Fund's Class A Shares
                                        held of record by the Participating
                                        Organization from time to time on behalf
                                        of Customers.

BB&T Tax-Free Money Market Fund         Annual rate of forty one-hundredths of
                                        one percent (.40%) of the average daily
                                        net asset value of the BB&T Tax-Free
                                        Money Market Fund's Class A Shares held
                                        of record by the Participating
                                        Organization from time to time on behalf
                                        of Customers.




BISYS FUND SERVICES                          ACCEPTED AND AGREED TO:
LIMITED PARTNERSHIP
(formerly The Winsbury Company
Limited Partnership)

By:  BISYS FUND SERVICES GENERAL             BRANCH BANKING AND TRUST COMPANY
     PARTNER


By:  /s/                                     By:  /s/
   --------------------------------             --------------------------------

Title:                                       Title:
       ----------------------------                 ----------------------------


----------------

    *  All fees are computed daily and paid monthly.